UNIVERSAL ANNUITY


SEMI-ANNUAL REPORTS
JUNE 30, 2002



















                           THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

                           THE TRAVELERS QUALITY BOND ACCOUNT
                           FOR VARIABLE ANNUITIES

                           THE TRAVELERS MONEY MARKET ACCOUNT
                           FOR VARIABLE ANNUITIES







[TRAVELERS Logo]





   The Travelers Insurance Company
   The Travelers Life and Annuity Company
   One Tower Square
   Hartford, CT  06183

[TAMIC Logo]        Travelers  Asset  Management   International   Company,  LLC
                    ("TAMIC") provides fixed income management and advisory services for the following Travelers Variable Products
                    Separate  Accounts  contained in this report:  The Travelers
                    Growth and Income Stock Account for Variable Annuities,  The
                    Travelers  Quality Bond Account for Variable  Annuities  and
                    The Travelers Money Market Account for Variable Annuities.




[TIMCO Logo]        The  Travelers   Investment   Management  Company  ("TIMCO")
                    provides equity management and subadvisory  services for The
                    Travelers  Growth  and Income  Stock  Account  for  Variable
                    Annuities.

                                TABLE OF CONTENTS




                                                                            PAGE
--------------------------------------------------------------------------------

INVESTMENT ADVISORY COMMENTARY ............................................... 1

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES.......................................................  3


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES.....................16


THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES...................  26


BOARD OF MANAGERS AND OFFICERS................................................34

[TRAVELERS Logo]

THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF JUNE 30, 2002



MARKET AND ECONOMIC OVERVIEW

Cyclical economic conditions in the US are clearly improving following what has turned out to be a relatively mild recession in 2001. The excesses and miscalculations that led to many of the economy's problems over the past two years appear, to a large extent, to have been corrected. Business inventories have been pared back sharply and now appear to be rebounding. The inventory rebound appears to have added strongly to first quarter growth. But lingering effects of the global downturn of 2000-2001 - including continued sporadic credit problems - act as headwinds against an economic recovery that is expected to grow stronger as 2002 progresses.

Business investment, both in inventories and fixed investment, has been the economy's weakest sector over the past two years. Both categories of investment appear set to rebound in 2002. A slowing of the inventory correction followed by outright inventory restocking is expected to give the economy a strong boost over the next several quarters, in effect buying time for the economy to continue to correct the remaining excesses in the information technology and communications sectors. Strengthening business fixed investment, particularly in non-communications technology industries, is expected to boost the economy in the second half of the year.

The consumer sector income/spending imbalance, which manifests itself in a low savings rate, looks to keep consumer spending from leading the economy quickly out of recession despite strong incentive driven auto sales in the last part of 2001. Although consumer income should pick up as the economy begins to recover, spending growth may well lag income growth as consumers rebuild their savings.

The inflation outlook remains positive. Longer-term corporate trends toward reducing costs, increasing efficiencies, and enhancing productivity remain firmly in place. Productivity has continued to rise sharply, despite the recession, because of these restructuring efforts. In an expanding economy, these cost-reducing efforts should allow firms to increase profitability even as pricing power is absent.

Large cap stocks did not perform as well as their small cap counterparts while growth stocks underperformed value stocks during the first quarter of 2002. The Standard & Poors 500 Stock Index ("S&P 500"), a value weighted equity index comprised primarily of large company stocks, advanced 0.3% in the first quarter while the Russell 2000 index of small company stocks, had a return of 4.0%. The Russell 1000 Growth index declined 2.6% and trailed the increase in the Russell 1000 Value index return of 4.1%.

The economic rebound continued in the second quarter and growth prospects, for the remainder of 2002, appear solid. Although the second quarter of 2002 growth pace appears to have been less than half the robust 6.1% pace seen in first quarter of 2002, the economy remains firmly entrenched in economic recovery. The 2001 recession was mild by historic measures, but six quarters of sub-par growth
- from the middle of 2000 through the end of 2001 - still left the economy operating well below its potential output level.

Softer auto sales, following the end of a sustained period of attractive financing incentives, and a rise in consumer savings were major factors leading to slowing consumer spending growth in the second quarter. But consumer fundamentals look to be improving going forward. After-tax income growth appears to be holding in the 5-6% range and job growth has stabilized and looks to head higher in the second half of 2002. Consumer loan delinquency rates have been falling in recent months and ratios of mortgage debt to home values have held relatively steady.

We feel that the inventory adjustment process should continue to add to growth over the remainder of the year. Although the pace of inventory decline has slowed markedly, inventories are nevertheless still declining. Improving final sales make it difficult for actual inventory restocking to begin quickly, but continued increases in industrial production and stronger imports should allow inventories to begin growing in the second half of the year. The expected inventory build-up buys time for the economy to continue to correct the remaining excesses in the information technology and communications sectors.

We believe that the inflation outlook remains positive despite a run-up in energy prices that caused the CPI to spike upward in the second quarter. Last year's global recession resulted in low levels of capacity utilization that will likely take a long period of above-trend economic growth to absorb. Competitive pressures are also likely to keep sharp downward pressure on prices.

There is a risk that added monetary and fiscal stimulus, put in place following the 9/11 attack and the resulting shock to the economy, will have inflationary consequences as the economy recovers. We discount that risk, particularly the risk that the Fed will leave highly stimulative monetary policy in place long enough to ignite inflation pressures in 2002 and beyond.

After underperforming in May, small cap stocks again resumed their leadership ahead of their large cap counterparts in June while growth stocks underperformed value stocks. During the second quarter, the S&P 500 index declined 13.4% while the Russell 2000 index fell 8.4%. The Russell 1000 Growth index declined 18.7% and trailed the Russell 1000 Value index loss of 8.5%.







DAVID A. TYSON, CFA, CHAIRMAN,
TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC

SANDIP A. BHAGAT, CFA,
PRESIDENT AND CHIEF INVESTMENT OFFICER,
  THE TRAVELERS INVESTMENT MANAGEMENT COMPANY


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.

                                  THE TRAVELERS
                                GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES



The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is managed by the Travelers Investment Management Company (TIMCO). TIMCO manages Account GIS to provide diversified exposure to the large-company segment of the U.S. equity market. Stock selection is based on a quantitative screening process favoring companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage the portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poors 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the six months ending June 30, 2002, Account GIS declined 11.2%, before fees and expenses, which outperformed the S&P 500 index decline of 13.2%. Net of fees and expenses, Account GIS's loss of 12.0% for the first half of 2002 was ahead of the median return for variable annuity stock accounts in the Lipper Large Cap Core category. On a trailing twelve-month basis as of June 30, 2002, Account GIS's decline of 18.9%, net of fees and expenses, outperformed the Lipper Large Cap Core median loss of 21.2%. A discussion of portfolio performance in each of the first two quarters of 2002 is presented next.

Our stock selection factors produced good results in the first half of 2002. During the second quarter, the earnings and price momentum components generated significant excess returns. As the first quarter earnings season got underway, our emphasis on recent estimate revisions paid off handsomely. Stocks, whose earnings estimates had been revised down, did indeed disappoint in their quarterly earnings report. The market focus was squarely on the quality of earnings and our bias towards strong earnings fundamentals helped relative performance. Later, in an overall bearish environment created by geopolitical risks and financial accounting concerns, the lower price to earnings multiple of our portfolio relative to the benchmark helped us mitigate negative market returns.

Our performance attribution analysis for the first quarter indicates that stock selection was favorable in the Health Care and Utilities sectors, mixed in the Consumer Discretionary sector and adverse in the Technology, Producer Durables and Financial Services.

In the Health Care sector, we gained from our underweight position in Bristol Myers Squibb which reported disappointing trial results for its cardiovascular drug Vanlev. The trial results actually registered more negative side effects with no compelling efficacy and a potential $2 billion revenue stream over the next few years is now at risk. Our overweight positions in Tenet Healthcare and Bausch and Lomb helped performance as earnings estimates for those stocks continued to rise.

In the Utilities sector, we benefited from avoiding stocks such as Qwest, Nextel, Sprint PCS and Calpine which all declined substantially early in the first quarter. Qwest has steadily lost market share in the intensely competitive long distance business, Nextel has struggled with its heavy debt burden in an increasingly difficult wireless industry and Calpine is faced with growing liquidity concerns in the aftermath of the Enron debacle. Late in the fourth quarter, we lost some ground in the sector as recent losers such as AES and Williams Company rose by over 50% from low, oversold price levels.

In the Consumer Discretionary sector, our position in Industrial and Consumer Cyclical stocks performed well as hopes of an economic recovery grew. Stocks such as Maytag, Office Depot, Alberto Culver and International Flavors and Fragrances helped boost portfolio performance. Late in the first quarter, retail stocks rose sharply on renewed hopes of a market rally after a lull in February. Unfortunately, the lift in stock prices was more pronounced for companies with poor recent earnings performance. Our underweight positions in stocks with negative earnings surprises such as Gap Inc and CVS Corp hurt performance as they advanced by over 25%.

In the Technology sector, our small positions in Sanmina and Sun Microsystems underperformed on profit taking after a strong fourth quarter. In the Producer Durables sector, we held a small overweight position in Tyco International whose accounting practices have recently come under attack. Tyco fell by nearly 50% in January as the company defended its balance sheet strength and liquidity position. In the Financial Services sector, Citigroup again outperformed the sector and our inability to own the stock hurt performance.

During the second quarter of 2002, stock selection was favorable in the Health Care, Consumer Discretionary, Financial Services and Utilities sectors. In the Health Care sector, we gained from our underweight position in several drug stocks such as Bristol Myers Squibb, Schering Plough and Eli Lilly. Concerns over an aging product line and lack of depth in the product pipeline took a double-digit toll on these stocks. Our earnings emphasis had identified overweight positions in HMO stocks such as Wellpoint, United Health, Humana and Trigon Healthcare which all produced strong gains.

In the Consumer Discretionary sector, retailers such as Lowes, Williams-Sonoma, Limited Brands and Newell Rubbermaid continued their strong performance on higher earnings estimates driven by robust consumer spending. Our overweight position in Pactiv, a global supplier of specialty packaging and consumer products, helped performance as investors rewarded the company's low P/E multiple, defensive product mix and attractive earnings growth rate.

We benefited in the Financial Services sector from not owning Citigroup which fell on general industry concerns over Argentina and Wall Street research practices. We were overweight in a handful of insurance companies such as Metlife, Washington Mutual and Cigna and a select group of financial services providers such as H R Block, PMI Group, Countrywide Credit and National City which produced the lone relief in an otherwise gloomy sector with periods of positive returns. We successfully avoided St. Paul Companies which reported a major earnings disappointment.

In the Utilities sector, companies with energy trading operations such as El Paso, Reliant Energy and Dynegy continued to struggle in the wake of the credibility crisis triggered by the Enron collapse. We benefited from avoiding these companies along with companies with revenue shortfalls such as Worldcomm and Qwest Communications.

At the nine-month mark following what appeared to be a market trough in September 2001, the stock market is re-testing those levels on renewed concerns of accounting fraud and terrorist threats. The anticipated economic recovery, while muted in nature, nonetheless appears to be underway. However, the economic news at least for now appears to be overwhelmed by investor skepticism about the integrity of corporate America.


DAVID A. TYSON, CFA, CHAIRMAN,
TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC

PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA, PRESIDENT AND CHIEF
  INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.

                                  [TAMIC Logo]



                                  [TIMCO Logo]

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                                  JUNE 30, 2002

ASSETS:
  Investment securities, at market value
    (cost $622,278,424) .....................................       $559,928,232
  Receivables:
    Dividends ...............................................            639,065
    Purchase payments and transfers from other
      Travelers accounts ....................................            156,559
  Other assets ..............................................             30,613
                                                                     -----------
      Total Assets ..........................................        560,754,469
                                                                     -----------

LIABILITIES:
  Cash overdraft ............................................          3,658,511
  Payables:
    Contract surrenders and transfers to other
      Travelers accounts ....................................          1,240,770
    Investment management and advisory fees .................             87,775
    Variation on futures margin .............................             23,275
    Insurance charges .......................................            161,835
  Accrued liabilities .......................................              1,259
                                                                     -----------

      Total Liabilities .....................................          5,173,425
                                                                     -----------

NET ASSETS:                                                         $555,581,044
                                                                    ============






                        See Notes to Financial Statements

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES
                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002

INVESTMENT INCOME:
  Dividends ................................................................. $  4,092,443
  Interest ..................................................................      166,030
                                                                              ------------
    Total income (loss).....................................................                           $  4,258,473

EXPENSES:
  Investment management and advisory fees                                        1,960,108
  Insurance charges .........................................................    3,673,485
                                                                              ------------

    Total expenses ..........................................................                             5,633,593
                                                                                                       ------------

      Net investment income (loss) ..........................................                            (1,375,120)
                                                                                                       ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
      ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold ................................  274,076,303
    Cost of investment securities sold ......................................  279,101,709
                                                                              ------------

      Net realized gain (loss) ..............................................                            (5,025,406)

  Change in unrealized gain (loss) on investment securities:
    Unrealized gain (loss) at June 30, 2002 .................................  (62,350,192)
    Unrealized gain (loss) at December 31, 2001 .............................    8,265,805
                                                                              ------------

      Net change in unrealized gain (loss) for the period ...................                           (70,615,997)
                                                                                                       ------------

        Net realized gain (loss) and change in unrealized gain (loss)  .........                        (75,641,403)
                                                                                                       ------------

  Net increase (decrease) in net assets resulting from operations ...........                          $(77,016,523)
                                                                                                       ============



                        See Notes to Financial Statements

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                               SIX MONTHS
                                                                                                  ENDED               YEAR ENDED
                                                                                                JUNE 30,             DECEMBER 31,
                                                                                                  2002                   2001
                                                                                                  ----                   ----
                                                                                              (Unaudited)
OPERATIONS:
  Net investment income (loss) ..........................................................     $ (1,375,120)         $ (2,987,580)
  Net realized gain (loss) from investment security transactions ........................       (5,025,406)          (22,557,605)
  Net change in unrealized gain (loss) on investment securities .........................      (70,615,997)         (107,684,036)
                                                                                               -----------          ------------

    Net increase (decrease) in net assets resulting from operations .....................      (77,016,523)         (133,229,221)
                                                                                               -----------          ------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 916,611 and 1,952,537 units, respectively) ...........................       15,288,613            35,651,317
  Participant transfers from other Travelers accounts
    (applicable to 272,782 and 979,445 units, respectively) .............................        4,580,006            17,842,644
  Administrative charges
    (applicable to 17,703 and 32,349 units, respectively) ...............................         (269,212)             (585,466)
  Contract surrenders
    (applicable to 1,734,153 and 3,126,520 units, respectively) .........................      (29,059,331)          (57,723,353)
  Participant transfers to other Travelers accounts
    (applicable to 1,118,442 and 2,986,184 units, respectively) .........................      (18,490,552)          (53,433,740)
  Other payments to participants
    (applicable to 76,283 and 190,128 units, respectively) ..............................       (1,302,138)           (3,564,069)
                                                                                                ----------            ----------

    Net increase (decrease) in net assets resulting from unit transactions ..............      (29,252,614)          (61,812,667)
                                                                                               -----------           -----------

      Net increase (decrease) in net assets .............................................     (106,269,137)         (195,041,888)

NET ASSETS:
  Beginning of period ...................................................................      661,850,181           856,892,069
                                                                                               -----------           -----------

  End of period .........................................................................    $ 555,581,044         $ 661,850,181
                                                                                             =============         =============

                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.   SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account GIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     The following is a summary of significant accounting policies consistently followed by Account GIS in the preparation of its financial statements.

     SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

     Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

     SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

     FUTURES CONTRACTS. Account GIS may use stock index futures contracts as a substitute for the purchase or sale of individual securities. When Account GIS enters into a futures contract, it agrees to buy or sell a specified index of stocks at a future time for a fixed price, unless the contract is closed prior to expiration. Account GIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

     It is Account GIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

     Futures contracts purchased by Account GIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account GIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes associated with the futures contract.

     OPTIONS. Account GIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account GIS may sell the options before expiration. Options held by Account GIS are listed on either national securities exchanges or on over-the-counter markets and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the respective exchange, or in the absence of such price, the latest bid quotation.

     REPURCHASE AGREEMENTS. When Account GIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account GIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account GIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account GIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account GIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

     FEDERAL INCOME TAXES. The operations of Account GIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account GIS. Account GIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

     OTHER. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $217,161,725 and $251,864,195, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $3,377,632 and $3,053,699, respectively, for the six months ended June 30, 2002. Realized gains and losses from investment security transactions are reported on an identified cost basis.

     At June 30, 2002, Account GIS held 49 open S&P 500 Stock Index futures contracts expiring in September, 2002. The underlying face value, or notional value, of these contracts at June 30, 2002 amounted to $12,128,725. In connection with these contracts, short-term investments with a par value of $1,400,000 had been pledged as margin deposits.

     Net realized losses resulting from futures contracts were $1,342,467 and $5,571,408 for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively. These losses are included in the net realized gain (loss) from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for June 30, 2002 is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.   CONTRACT CHARGES

     Investment management and advisory fees are calculated daily at annual rates which start at 0.65% and decrease, as net assets increase, to 0.40% of Account GIS's average net assets. These fees are paid to Travelers Asset Management International Company, LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. Pursuant to a subadvisory agreement between TAMIC and The Travelers Investment Management Company ("TIMCO"), an indirect wholly owned subsidiary of Citigroup Inc., TAMIC pays TIMCO a subadvisory fee calculated daily at annual rates which start at 0.45% and decrease, as net assets increase, to 0.20% of Account GIS's average net assets.

     Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

     On contracts issued prior to May 16, 1983, The Travelers retained from Account GIS sales charges of $7,555 and $14,254 for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent deferred sales charges of $209,021 and $349,711 for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively.

4.   NET ASSETS HELD ON BEHALF OF AN AFFILIATE

     Approximately $13,551,000 and $15,668,000 of the net assets of Account GIS were held on behalf of an affiliate of The Travelers as of June 30, 2002 and December 31, 2001, respectively. Transactions with this affiliate during the six months ended June 30, 2002 and the year ended December 31, 2001, were comprised of participant purchase payments of approximately $28,000 and $123,000 and contract surrenders of approximately $306,000 and $374,000, respectively.

5.   NET CONTRACT OWNERS' EQUITY

                                                        JUNE 30, 2002
                                             -----------------------------------
                                                           UNIT         NET
                                               UNITS       VALUE       ASSETS
                                             ---------   --------   ------------
Accumulation phase of contracts
  issued prior to May 16, 1983 ..........    9,647,338   $ 15.916   $153,529,173
Annuity phase of contracts
  issued prior to May 16, 1983 ..........      243,173     15.916      3,869,893
Accumulation phase of contracts
  issued on or after May 16, 1983 .......   26,167,150     15.176    397,065,240
Annuity phase of contracts
  issued on or after May 16, 1983 .......       73,595     15.176      1,116,738
                                                                    ------------

Net Contract Owners' Equity .....................................   $555,581,044
                                                                    ============

6.   SUPPLEMENTARY INFORMATION

     (Selected data for a unit outstanding throughout each period.)

Contracts issued prior to May 16, 1983                           SIX MONTHS
                                                                   ENDED               FOR THE YEARS ENDED DECEMBER 31,
                                                                  JUNE 30,       (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                  --------   ----------------------------------------------------
                                                                    2002       2001       2000       1999       1998       1997
                                                                  --------   --------   --------   --------   --------   --------
SELECTED PER UNIT DATA:
  Total investment income ....................................... $   .119   $   .266   $   .242   $   .267   $   .243   $   .233
  Operating expenses ............................................     .140       .311       .376       .347       .272       .201
                                                                  --------   --------   --------   --------   --------   --------

  Net investment income (loss) ..................................    (.021)     (.045)     (.134)     (.080)     (.029)      .032

  Unit value at beginning of period .............................   18.064     21.418     24.427     20.017     15.510     11.763
  Net realized and change in unrealized gains (losses) ..........   (2.127)    (3.309)    (2.875)     4.490      4.536      3.715
                                                                  --------   --------   --------   --------   --------   --------

  Unit value at end of period ................................... $ 15.916   $ 18.064   $ 21.418   $ 24.427   $ 20.017   $ 15.510
                                                                  ========   ========   ========   ========   ========   ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value ......................... $  (2.15)  $ (3.35)   $ (3.01)   $  4.41    $  4.51    $  3.75
  Ratio of operating expenses to average net assets .............    1.61%*     1.63%      1.60%      1.60%      1.56%      1.45%
  Ratio of net investment income (loss) to average net assets ...    (.24)%*    (.24)%     (.57)%     (.37)%     (.16)%      .24%
  Number of units outstanding at end of period (thousands) ......    9,890     10,329     11,413     12,646     13,894     15,194
  Portfolio turnover rate .......................................      36%        32%        52%        47%        50%        64%


Contracts issued on or after May 16, 1983                        SIX MONTHS
                                                                   ENDED               FOR THE YEARS ENDED DECEMBER 31,
                                                                  JUNE 30,       (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                  --------   ----------------------------------------------------
                                                                    2002       2001       2000       1999       1998       1997
                                                                  --------   --------   --------   --------   --------   --------
SELECTED PER UNIT DATA:
  Total investment income ....................................... $   .113   $   .254   $   .232   $   .256   $   .234   $   .228
  Operating expenses ............................................     .153       .343       .416       .385       .303       .228
                                                                  --------   --------   --------   --------   --------   --------

  Net investment income (loss) ..................................    (.040)     (.089)     (.184)     (.129)     (.069)       --

  Unit value at beginning of period .............................   17.245     20.498     23.436     19.253     14.955     11.371
  Net realized and change in unrealized gains (losses) ..........   (2.029)    (3.164)    (2.754)     4.312      4.367      3.584
                                                                  --------   --------   --------   --------   --------   --------

  Unit value at end of period ................................... $ 15.176   $ 17.245   $ 20.498   $ 23.436   $ 19.253   $ 14.955
                                                                  ========   ========   ========   ========   ========   ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value ......................... $  (2.07)  $ (3.25)   $ (2.94)   $  4.18    $  4.30    $  3.58
  Ratio of operating expenses to average net assets .............    1.86%*     1.88%      1.85%      1.85%      1.81%      1.70%
  Ratio of net investment income to average net assets ..........    (.48)%*    (.49)%     (.82)%     (.62)%     (.41)%       --
  Number of units outstanding at end of period (thousands) ......   26,241     27,559     29,879     32,648     32,051     29,545
  Portfolio turnover rate .......................................      36%        32%        52%        47%        50%        64%

* Annualized

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2002


                                                     NO. OF            MARKET
                                                     SHARES             VALUE
                                                  ------------      ------------
COMMON STOCK (96.6%)
 AEROSPACE (0.9%)
  Boeing Co.                                            71,037      $  3,196,665
  General Dynamics                                      17,171         1,826,136
                                                                    ------------
                                                                       5,022,801
                                                                    ------------
 AIRLINES (0.2%)
  Southwest Airlines                                    70,683         1,142,237
                                                                    ------------
 AUTOMOTIVE (1.4%)
  Eaton Corp.                                           26,315         1,914,416
  Ford Motor Co.                                        62,089           993,424
  General Motors Corp.                                  64,049         3,423,419
  Johnson Controls, Inc.                                18,490         1,508,969
                                                                    ------------
                                                                       7,840,228
                                                                    ------------
 BANKING (8.5%)
  Bank of America Corp.                                114,829         8,079,368
  Bank of New York                                      43,075         1,453,781
  Bank One Corp.                                       100,459         3,865,662
  Fifth Third BanCorp                                   18,433         1,228,467
  FleetBoston Financial Corp.                           75,448         2,440,743
  Golden West Financial Corp.                           20,142         1,385,367
  J.P. Morgan Chase & Co.                              100,416         3,406,111
  MBNA Corp.                                            99,346         3,285,372
  National City Corp.                                   97,874         3,254,311
  Regions Financial Corp.                               14,765           518,990
  State Street Corp.                                    32,579         1,456,281
  SunTrust Banks                                        17,730         1,200,676
  U.S. Bancorp                                          74,617         1,742,307
  Union Planters                                        73,894         2,391,949
  Wachovia Corp.                                        60,863         2,323,749
  Washington Mutual, Inc.                               87,036         3,229,906
  Wells Fargo & Co.                                    126,602         6,337,696
                                                                    ------------
                                                                      47,600,736
                                                                    ------------
 BEVERAGE (3.6%)
  Adolph Coors Co.                                      22,779         1,419,132
  Anheuser-Busch Cos                                    89,268         4,463,400
  Coca-Cola Co.                                        148,016         8,288,896
  Pepsi Bottling Group                                  66,595         2,051,126
  PepsiCo, Inc.                                         83,003         4,000,745
                                                                    ------------
                                                                      20,223,299
                                                                    ------------
 BROKERAGE (1.6%)
  Charles Schwab Corp.                                  63,778           714,314
  Goldman Sachs Group, Inc.                             21,884         1,605,191
  Lehman Brothers Holding, Inc.                         32,058         2,004,266
  Merrill Lynch & Co.                                   47,818         1,936,629
  Morgan Stanley Dean Witter & Co.                      64,864         2,794,341
                                                                    ------------
                                                                       9,054,741
                                                                    ------------
 BUILDING MATERIALS (0.5%)
  Centex Corp.                                          30,708         1,774,615
  Masco Corp.                                           42,256         1,145,560
                                                                    ------------
                                                                       2,920,175
                                                                    ------------

                                                     NO. OF            MARKET
                                                     SHARES             VALUE
                                                  ------------      ------------
 CAPITAL GOODS (0.6%)
  Applied Materials, Inc. (A)                          103,862      $  1,982,726
  Deere & Co.                                           21,438         1,026,880
  Nucor Corp.                                            7,618           495,475
                                                                    ------------
                                                                       3,505,081
                                                                    ------------
 CHEMICALS (1.4%)
  Air Products & Chemical, Inc.                         27,164         1,370,967
  Dow Chemical Co.                                      48,782         1,677,125
  E.I. Dupont de Nemours & Co.                          54,907         2,437,871
  Eastman Chemical Co.                                  12,692           595,255
  Engelhard Corp.                                       16,898           478,551
  Praxair, Inc.                                          8,967           510,850
  Rohm & Haas Co.                                       11,774           476,729
                                                                    ------------
                                                                       7,547,348
                                                                    ------------
 CONGLOMERATES (4.6%)
  General Electric Co.                                 589,755        17,132,383
  Honeywell International, Inc.                         64,723         2,280,191
  3M Co.                                                23,073         2,837,979
  Tyco International Ltd.                              126,498         1,708,988
  United Technologies Corp.                             27,964         1,898,756
                                                                    ------------
                                                                      25,858,297
                                                                    ------------
 CONSTRUCTION MACHINERY (0.4%)
  Ingersoll-Rand Co.                                    50,454         2,303,730
                                                                    ------------
 CONSUMER (3.6%)
  Alberto-Culver                                        34,169         1,633,278
  Avery Dennison Corp.                                  15,354           963,464
  Ball Corp.                                            12,946           537,000
  Gillette Co.                                          23,076           781,584
  Kimberly Clark Corp.                                  22,339         1,385,018
  Leggett & Platt, Inc.                                 72,394         1,694,020
  Maytag Corp.                                          39,514         1,685,272
  Newell Rubbermaid Inc.                                47,138         1,652,658
  Procter & Gamble Co.                                  88,516         7,904,479
  Stanley Works                                         11,538           473,173
  Unilever N.V                                          25,501         1,652,465
                                                                    ------------
                                                                      20,362,411
                                                                    ------------
 DEFENSE (1.1%)
  Lockheed Martin Corp.                                 46,671         3,243,635
  Northrop Grumman Corp.                                10,175         1,271,875
  Raytheon Co.                                          36,704         1,495,688
                                                                    ------------
                                                                       6,011,198
                                                                    ------------
 ENTERTAINMENT (1.5%)
  Harrahs Entertainment, Inc. (A)                        7,002           310,539
  Viacom, Inc. (A)                                     104,301         4,627,835
  Walt Disney Co.                                      182,317         3,445,791
                                                                    ------------
                                                                       8,384,165
                                                                    ------------
 FINANCE (2.5%)
  American Express Co.                                 110,929         4,028,941
  Countrywide Credit Industries, Inc.                   50,059         2,415,347
  Household Finance Corp.                               62,228         3,092,732
  Investors Financial Services                          13,732           460,640
  MetLife Capital Trust                                 47,573         1,370,102
  Moody's Corp.                                         50,446         2,509,689
                                                                    ------------
                                                                      13,877,451
                                                                    ------------

                                                     NO. OF            MARKET
                                                     SHARES             VALUE
                                                  ------------      ------------
 FOOD (0.9%)
  Hershey Foods Corp.                                   24,050      $  1,511,783
  International Flavors/Fragrances                       5,190           168,623
  Kellogg Co.                                           42,278         1,516,089
  McDonald's Corp.                                       8,614           245,068
  Smucker (J. M.) Co.                                    1,976            67,441
  Tyson Foods, Inc.                                     78,222         1,213,223
                                                                    ------------
                                                                       4,722,227
                                                                    ------------
 GAMING (0.1%)
  MGM Mirage, Inc. (A)                                  19,776           667,440
                                                                    ------------
 HEALTHCARE (3.8%)
  Abbott Laboratories                                   94,366         3,552,880
  Bausch & Lomb, Inc.                                   34,116         1,154,827
  Cardinal Health, Inc.                                 39,829         2,445,899
  Caremark Rx, Inc. (A)                                 57,145           942,893
  Guidant Corp. (A)                                     15,967           482,682
  HCA - The Healthcare Company                          55,837         2,652,258
  Immunex Corp. (A)                                     55,874         1,247,946
  Tenet Healthcare Corp. (A)                            34,813         2,490,870
  UnitedHealth Group, Inc.                              36,659         3,356,131
  Varian Medical Systems (A)                            26,917         1,091,484
  Wellpoint Health Networks (A)                         21,515         1,674,082
                                                                    ------------
                                                                      21,091,952
                                                                    ------------
 INDEPENDENT ENERGY (0.6%)
  Apache Corp.                                          10,234           588,250
  Burlington Resources                                  25,121           954,598
  Entergy Corp.                                         40,120         1,702,693
                                                                    ------------
                                                                       3,245,541
                                                                    ------------
 INSURANCE (3.8%)
  Allstate Corp.                                        69,205         2,559,201
  American International Group                         125,388         8,555,223
  CIGNA Corp.                                           29,943         2,917,047
  Lincoln National Corp.                                20,374           855,708
  MBIA Inc.                                             15,048           850,663
  MGIC Investment Corp.                                 19,732         1,337,830
  PMI Group Inc.                                        42,236         1,613,415
  Progressive Corp.                                     16,418           949,781
  Torchmark Corp.                                       47,716         1,822,751
                                                                    ------------
                                                                      21,461,619
                                                                    ------------
 INTEGRATED ENERGY (6.1%)
  Anadarko Petroleum                                    17,307           853,235
  Chevron Texaco Corp.                                  61,794         5,468,769
  Conoco, Inc.                                          33,200           922,960
  Exxon Mobil Corp.                                    402,067        16,452,582
  Kerr-Mcgee Corp.                                       6,306           337,686
  Marathon Oil Corp.                                    17,044           462,233
  Occidental Petroleum                                  22,550           676,275
  Phillips Petroleum Co.                                21,548         1,268,746
  Royal Dutch Petroleum Co.                            125,639         6,944,068
  Unocal Corp.                                          24,148           892,027
                                                                    ------------
                                                                      34,278,581
                                                                    ------------
 LODGING (0.1%)
  Hilton Hotels Corp                                    26,649           370,421
  Starwood Hotels & Resorts                             13,132           431,911
                                                                    ------------
                                                                         802,332
                                                                    ------------

                                                     NO. OF            MARKET
                                                     SHARES             VALUE
                                                  ------------      ------------
 MEDIA (1.3%)
  AOL Time Warner Inc. (A)                             253,645      $  3,731,118
  Comcast Corp. (A)                                     64,877         1,546,343
  Gannett Company, Inc.                                 11,518           874,216
  Omnicom Group                                         18,352           840,522
                                                                    ------------
                                                                       6,992,199
                                                                    ------------
 METALS (1.1%)
  Alcan Aluminum Ltd.                                   11,556           433,581
  Alcoa, Inc.                                           49,927         1,655,080
  Barrick Gold Corp.                                    41,102           780,527
  Illinois Tool Works                                   17,902         1,233,806
  Pactiv Corp. (A)                                      76,467         1,812,268
                                                                    ------------
                                                                       5,915,262
                                                                    ------------
 NATURAL GAS DISTRIBUTORS (0.3%)
  Questar Corp.                                         63,976         1,590,443
                                                                    ------------
 NATURAL GAS PIPELINE (0.4%)
  Kinder Morgan, Inc.                                   40,622         1,544,448
  Sempra Energy                                         19,364           428,525
                                                                    ------------
                                                                       1,972,973
                                                                    ------------
 OIL FIELD (0.7%)
  Baker Hughes, Inc.                                    42,546         1,416,356
  BJ Services Co.  (A)                                  12,967           439,322
  Schlumberger Ltd.                                     30,272         1,407,648
  Transocean, Inc.                                      25,696           800,430
                                                                    ------------
                                                                       4,063,756
                                                                    ------------
 PAPER (0.8%)
  Georgia-Pacific Group                                 21,260           522,571
  International Paper Co.                               45,181         1,968,988
  Temple-Inland                                         19,442         1,124,914
  Weyerhaeuser Co.                                      11,983           765,115
                                                                    ------------
                                                                       4,381,588
                                                                    ------------
 PHARMACEUTICALS (9.3%)
  Amgen, Inc. (A)                                       65,332         2,736,431
  Baxter International, Inc.                            33,460         1,486,962
  Biomet, Inc.                                          54,366         1,474,134
  Bristol-Myers Squibb Co.                              88,741         2,280,644
  Eli Lilly & Co.                                       51,822         2,922,761
  Forest Laboratories, Inc. (A)                         37,091         2,626,043
  Johnson & Johnson                                    194,248        10,151,400
  King Pharmaceuticals (A)                              38,249           851,040
  MedImmune, Inc. (A)                                   11,002           290,398
  Merck & Co., Inc.                                    134,269         6,799,382
  Pfizer, Inc.                                         370,536        12,968,760
  Pharmacia Corp.                                       68,837         2,577,946
  Schering-Plough Corp.                                 54,066         1,330,024
  Wyeth                                                 66,222         3,390,566
                                                                    ------------
                                                                      51,886,491
                                                                    ------------
 RAILROADS (0.2%)
  Union Pacific                                         20,687         1,309,073
                                                                    ------------

                                                     NO. OF            MARKET
                                                     SHARES             VALUE
                                                  ------------      ------------
 REAL ESTATE (0.3%)
  Equity Office Properties Trust                        28,201      $    848,850
  Equity Residential                                    20,357           585,264
                                                                    ------------
                                                                       1,434,114
                                                                    ------------
 REFINING (0.2%)
  Ashland Inc.                                           7,813           316,427
  Newmont Management Corp.                              26,231           690,662
                                                                    ------------
                                                                       1,007,089
                                                                    ------------
 RETAILERS (8.0%)
  AutoZone, Inc. (A)                                    23,030         1,780,219
  Bed Bath & Beyond, Inc. (A)                           47,386         1,788,585
  Home Depot, Inc.                                     133,489         4,903,051
  Kohl's Corp. (A)                                      35,444         2,483,916
  Lowe's Cos                                            93,858         4,261,153
  Limited Brands, Inc.                                  88,803         1,891,504
  Sears Roebuck                                         51,576         2,800,577
  Staples Inc. (A)                                     128,273         2,526,978
  Target Corp.                                          25,355           941,685
  Walgreen Co.                                          67,088         2,591,609
  Wal-Mart Stores, Inc.                                294,038        16,175,030
  Williams Sonoma, Inc. (A)                             37,138         1,138,651
  Yum! Brands, Inc. (A)                                 50,817         1,486,397
                                                                    ------------
                                                                      44,769,355
                                                                    ------------
 SERVICES (5.4%)
  Apollo Group, Inc. (A)                                51,289         2,022,069
  Biogen, Inc. (A)                                       9,322           386,164
  Concord EFS (A)                                       39,157         1,179,996
  Equifax, Inc.                                         29,813           804,951
  H & R Block                                           48,330         2,230,430
  KLA-Tencor Corp. (A)                                  11,599           509,950
  Medtronic, Inc.                                       71,795         3,076,416
  Microsoft (A)                                        321,258        17,550,325
  Oracle Corp. (A)                                     271,546         2,572,898
                                                                    ------------
                                                                      30,333,199
                                                                    ------------
 SUPERMARKETS (0.3%)
  Supervalue, Inc.                                      77,877         1,910,323
                                                                    ------------

 TECHNOLOGY (10.2%)
  Adobe Systems, Inc.                                   49,843         1,420,276
  Agilent Technologies, Inc. (A)                        26,983           644,354
  Apple Computers, Inc. (A)                             53,260           943,501
  Automatic Data Process                                24,676         1,074,640
  Cisco Systems, Inc. (A)                              492,153         6,863,074
  Computer Sciences Corp. (A)                           27,528         1,315,838
  Conexant Systems, Inc. (A)                           132,767           215,746
  Dell Computer Corp. (A)                              169,521         4,435,517
  Electronic Data System                                34,024         1,263,992
  EMC Corp. (A)                                        157,302         1,187,630
  First Data Corp.                                      73,402         2,764,319
  Fiserv Inc. (A)                                       38,982         1,430,834
  Hewlett Packard Co.                                  115,882         1,770,677
  Intel Corp.                                          397,312         7,260,877
  International Business Machines Corp.                 86,828         6,251,616
  JDS Uniphase Corp. (A)                                73,945           197,063

                                                     NO. OF            MARKET
                                                     SHARES             VALUE
                                                  ------------      ------------
 TECHNOLOGY (CONTINUED)
  Lexmark International Group, Inc. (A)                 27,320      $  1,486,208
  Lucent Technologies (A)                              137,057           227,515
  Mattel, Inc.                                          61,779         1,297,977
  Micron Technologies, Inc. (A)                         70,655         1,428,644
  Motorola, Inc.                                       208,598         3,007,983
  National Semiconductor (A)                            51,176         1,492,804
  Network Appliance Corp. (A)                           19,527           242,818
  Novellus Systems, Inc. (A)                            12,688           431,329
  Nvidia Corp. (A)                                       9,910           170,303
  Scientific-Atlanta, Inc.                              46,518           765,221
  Siebel Systems, Inc. (A)                              52,913           752,158
  Skyworks Solutions, Inc. (A)                          46,601           258,870
  Sun Microsystems, Inc. (A)                           245,536         1,228,908
  Teradyne Inc. (A)                                     10,061           236,433
  Texas Instruments, Inc.                              147,735         3,501,319
  Unisys Corp. (A)                                      94,325           848,925
  Xilinx, Inc. (A)                                      35,392           794,020
                                                                    ------------
                                                                      57,211,389
                                                                    ------------
 TELECOMMUNICATIONS (3.4%)
  ALLTEL Corp.                                          38,181         1,794,507
  AT&T Corp.                                           125,767         1,345,707
  AT&T Wireless Group (A)                              194,739         1,139,223
  BellSouth Corp.                                      120,859         3,807,059
  Broadcom Corp. (A)                                    12,964           227,324
  SBC Communications, Inc.                             197,264         6,016,552
  Sprint Corp. - PCS Group (A)                          73,448           328,313
  Verizon Global Funding Corp.                         112,680         4,524,102
                                                                    ------------
                                                                      19,182,787
                                                                    ------------
 TEXTILE (0.2%)
  VF Corp.                                              30,664         1,202,335
                                                                    ------------
 TOBACCO (1.4%)
  Fortune Brands, Inc.                                  45,719         2,557,521
  Philip Morris Cos                                    124,809         5,451,657
                                                                    ------------
                                                                       8,009,178
                                                                    ------------
 TRANSPORTATION SERVICES (0.5%)
  FedEx Corp.                                           51,132         2,730,449
                                                                    ------------
 U.S. AGENCY (2.2%)
  Federal Home Loan Mortgage Corp.                      71,160         4,354,992
  Federal Association National Mortgage                 80,230         5,916,963
  USA Education                                         19,423         1,882,089
                                                                    ------------
                                                                      12,154,044
                                                                    ------------
 UTILITIES (2.6%)
  Dominion Resources, Inc.                              41,556         2,741,865
  Duke Energy                                           54,693         1,700,952
  Exelon Corp.                                          47,840         2,502,032
  Mirant Corp. (A)                                     168,058         1,226,823
  PG&E Corp. (A)                                        52,203           933,912
  Southern Co.                                          94,075         2,577,655
  TECO Energy, Inc.                                     13,524           331,338
  TXU Corp.                                             52,458         2,696,341
                                                                    ------------
                                                                      14,710,918
                                                                    ------------

  TOTAL COMMON STOCKS
   (COST $603,038,603)                                               540,690,555
                                                                    ------------

                                                    PRINCIPAL           MARKET
                                                     AMOUNT             VALUE
                                                  ------------      ------------
SHORT-TERM INVESTMENTS (3.4%)
 COMMERCIAL PAPER (3.2%)
  GE Capital Corp.,
   1.81 % due July 11, 2002                       $  8,250,000      $  8,244,662
  Household Financial Corp.,
   2.03% due July 1, 2002                              940,000           940,000
  Sheffield Resources Corp.,
   1.83% due July 1, 2002                            7,000,000         6,998,922
  Windmill Funding Corp.,
   1.83% due July 31, 2002                           1,661,000         1,658,304
                                                                    ------------
                                                                      17,841,888
                                                                    ------------
 U.S. TREASURY (0.2%)
  United States of America Treasury,
   1.83% due September 5, 2002 (B)                   1,400,000         1,395,789
                                                                    ------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $19,239,821)                                    19,237,677
                                                                    ------------

                                                    NOTIONAL
                                                      VALUE
                                                  ------------
FUTURES CONTRACTS (0.0%)
 S&P 500 Stock Index,
  Exp.  September, 2002 (C)                       $ 12,128,725                --
                                                                    ------------

  TOTAL INVESTMENTS (100%)
   (COST $622,278,424) (D)                                          $559,928,232
                                                                    ============

NOTES

(A)  Non-income Producing Security.

(B) Par value of $1,400,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account GIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account GIS uses futures contracts as a substitute for holding individual securities.

(D) At June 30, 2002, net unrealized depreciation for all securities was $62,350,192. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $48,336,327 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $110,686,519.


                        See Notes to Financial Statements

                                  THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


In the first half of 2002, The Travelers Quality Bond Account for Variable Annuities ("Account QB") declined 3.86%. The fund is measured against the Lehman Intermediate Government/Corporate Index, which returned 3.33%. Account QB underperformed the benchmark 718 basis points. This underperformance was mainly due to our telecom exposure. Year-to-date, telecommunications was the worst performing sector, reflecting the weakened financial performance across the industry as well as liquidity/ excess leverage concerns, and accounting/SEC investigations at several of the leading companies in the industry.

The telecom sector weakened notably following the fraud revelations at WorldCom and the subsequent dramatic declines in the value of its stock and bonds. The prospects for WorldCom are uncertain, and depend significantly on banks' willingness to waive a technical default and the timing of a possible restructure. In the absence of significant fraud we believe it likely that Qwest and investment grade telecoms have the fundamental and financial strengths to survive the current crisis and ultimately will return to levels similar to comparably rated corporate bonds.

The market is extremely volatile, and has performed as poorly as at any time in the last twenty years. That could carry with it the seeds of a double-dip recession, or the opportunity to acquire selectively issues that will generate substantial excess returns during the next 12-18 months. Currently, we have increased our exposure to treasuries in the portfolio. As the economy makes its way out of recession and the market jitters dissipate, we will remain diligent in seeking issues with total return potential.


PORTFOLIO MANAGER:  DAVE TYSON, CFA

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS


                                  [TAMIC logo]

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 2002


ASSETS:
  Investment securities, at market value (cost $131,021,762) ....   $119,891,968
  Receivables:
    Interest ....................................................      2,140,206
    Purchase payments and transfers from other
      Travelers accounts ........................................         37,894
  Other assets ..................................................          2,040
                                                                    ------------

      Total Assets ..............................................    122,072,108
                                                                    ------------


LIABILITIES:
  Cash overdraft ................................................      4,890,880
  Payables:
    Contract surrenders and transfers to other
      Travelers accounts ........................................        296,077
    Investment management and advisory fees .....................          9,537
    Insurance charges ...........................................         34,609
  Accued liabilities ............................................          7,393
                                                                    ------------

      Total Liabilities .........................................      5,238,496
                                                                    ------------

NET ASSETS:                                                         $116,833,612
                                                                    ============


                        See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDING JUNE 30, 2002

INVESTMENT INCOME:
  Interest ..........................................              $  3,448,583

EXPENSES:
  Investment management and advisory fees ...........  $    201,575
  Insurance charges .................................       738,335
                                                       ------------

    Total expenses ..................................                   939,910
                                                                   ------------

      Net investment income (loss) ..................                 2,508,673
                                                                   ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
      GAIN (LOSS) ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment
    security transactions:
    Proceeds from investment securities sold ........    63,050,349
    Cost of investment securities sold ..............    65,281,542
                                                       ------------

    Net realized gain (loss) ........................                (2,231,193)

  Change in unrealized gain (loss) on
    investment securities:
    Unrealized gain (loss) at June 30, 2002 .........   (11,129,794)
    Unrealized gain (loss) at December 31, 2001 .....    (5,187,051)
                                                       ------------

      Net change in unrealized gain (loss) on
        investments .................................                (5,942,743)
                                                                   ------------

        Net realized gain (loss) and change in
          unrealized gain (loss) ....................                (8,173,936)
                                                                   ------------

  Net increase (decrease) in net assets resulting
    from operations .................................              $ (5,665,263)
                                                                   ============


                        See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                  STATEMENT OF CHANGE IN NET ASSETS (UNAUDITED)

                                                                                  SIX MONTHS
                                                                                    ENDED       YEAR ENDED
                                                                                   JUNE 30,    DECEMBER 31,
                                                                                     2002          2001
                                                                                ------------   ------------
                                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss) ...............................................  $  2,508,673   $  6,125,350
  Net realized gain (loss) from investment security transactions .............    (2,231,193)     2,198,958
  Net change in unrealized gain (loss) on investment securities ..............    (5,942,743)    (3,642,244)
                                                                                ------------   ------------

    Net increase (decrease) in net assets resulting from operations ..........    (5,665,263)     4,682,064
                                                                                ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 565,011 and 824,666 units, respectively) ..................     3,538,364      5,257,007
  Participant transfers from other Travelers accounts
    (applicable to 734,866 and 4,622,095 units, respectively) ................     4,612,739     29,722,165
  Administrative charges
    (applicable to 7,655 and 13,608 units, respectively) .....................       (46,360)       (86,730)
  Contract surrenders
    (applicable to 1,148,412 and 1,960,150 units, respectively) ..............    (7,222,571)   (12,599,764)
  Participant transfers to other Travelers accounts
    (applicable to 1,222,617 and 2,598,052 units, respectively) ..............    (7,648,422)   (16,607,051)
  Other payments to participants
    (applicable to 65,670 and 101,586 units, respectively) ...................      (422,029)      (655,559)
                                                                                ------------   ------------

    Net increase (decrease) in net assets resulting from unit transactions ...    (7,188,279)     5,030,068
                                                                                ------------   ------------

      Net increase (decrease) in net assets ..................................   (12,853,542)     9,712,132

NET ASSETS:
  Beginning of period ........................................................   129,687,154    119,975,022
                                                                                ------------   ------------

  End of period ..............................................................  $116,833,612   $129,687,154
                                                                                ============   ============


                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.   SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond Account for Variable Annuities ("Account QB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account QB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     The following is a summary of significant accounting policies consistently followed by Account QB in the preparation of its financial statements.

     SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

     When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems, in good faith, to be fair value.

     Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

     SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

     FUTURES CONTRACTS. Account QB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account QB enters into a futures contract, it agrees to buy or sell specified debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account QB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

     It is Account QB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

     Futures contracts purchased by Account QB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account QB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the debt securities associated with the futures contract.

     REPURCHASE AGREEMENTS. When Account QB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account QB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account QB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account QB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account QB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

     FEDERAL INCOME TAXES. The operations of Account QB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account QB. Account QB is not taxed as a "regulated investment company" under Subchapter M of the Code.

     OTHER. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) were $32,862,835 and $48,484,094, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $28,208,754 and $18,364,964, respectively, for the six months ended June 30, 2002. Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.   CONTRACT CHARGES

     Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account QB's average net assets. These fees are paid to Travelers Asset Management International Company, LLC, an indirect wholly owned subsidiary of Citigroup Inc.

     Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

     On contracts issued prior to May 16, 1983, The Travelers retained from Account QB sales charges of $2,706 and $5,870 for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent deferred sales charges of $37,636 and $65,357 for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively.

4.   NET ASSETS HELD ON BEHALF OF AN AFFILIATE

     Approximately $230,000 and $319,000 of the net assets of Account QB were held on behalf of an affiliate of The Travelers as of June 30, 2002 and December 31, 2001, respectively. Transactions with this affiliate during the six months ended June 30, 2002 and the year ended December 31, 2001, were comprised of participant purchase payments of approximately $70,000 and $270,000 and contract surrenders of approximately $147,000 and $300,000, respectively.

5.   NET CONTRACT OWNERS' EQUITY

                                                       JUNE 30, 2002
                                            ------------------------------------
                                                          UNIT          NET
                                              UNITS       VALUE        ASSETS
                                            ---------    -------    ------------
Accumulation phase of contracts
  issued prior to May 16, 1983 ..........   4,900,127    $ 6.311    $ 30,937,063
Annuity phase of contracts
  issued prior to May 16, 1983 ..........      69,479      6.311         438,657
Accumulation phase of contracts
  issued on or after May 16, 1983 .......  14,187,302      6.017      85,407,500
Annuity phase of contracts
  issued on or after May 16, 1983 .......       8,371      6.017          50,392
                                                                    ------------

Net Contract Owners' Equity ......................................  $116,833,612
                                                                    ============

6.   SUPPLEMENTARY INFORMATION

     (Selected data for a unit outstanding throughout each period.)

SUPPLEMENTARY INFORMATION
(Selected data for a unit outstanding throughout each period.)

Contracts issued prior to May 16, 1983                            SIX MONTHS
                                                                     ENDED              FOR THE YEARS ENDED DECEMBER 31,
                                                                   JUNE 30,       (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                   --------   ----------------------------------------------------
                                                                     2002       2001       2000       1999       1998       1997
                                                                   --------   --------   --------   --------   --------   --------
SELECTED PER UNIT DATA:
  Total investment income ........................................ $   .177   $   .421   $   .446   $   .393   $   .363   $   .353
  Operating expenses .............................................     .042       .089       .081       .080       .076       .071
                                                                   --------   --------   --------   --------   --------   --------

  Net investment income (loss) ...................................     .135       .332       .365       .313       .287       .282

  Unit value at beginning of period ..............................    6.608      6.335      6.055      5.994      5.593      5.234
  Net realized and change in unrealized gains (losses) ...........    (.432)     (.059)     (.085)     (.252)      .114       .077
                                                                   --------   --------   --------   --------   --------   --------

  Unit value at end of period .................................... $  6.311   $  6.608   $  6.335   $  6.055   $  5.994   $  5.593
                                                                   ========   ========   ========   ========   ========   ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value .......................... $   (.30)  $    .27   $    .28   $    .06   $    .40   $    .36
  Ratio of operating expenses to average net assets ..............    1.33%*     1.33%      1.33%      1.33%      1.33%      1.33%
  Ratio of net investment income (loss) to average net assets ....    4.15%*     4.99%      5.93%      5.22%      4.96%      5.25%
  Number of units outstanding at end of period (thousands) .......    4,969      5,194      5,491      6,224      6,880      7,683
  Portfolio turnover rate ........................................     103%       166%       105%       340%       438%       196%

Contracts issued on or after May 16, 1983                         SIX MONTHS
                                                                     ENDED              FOR THE YEARS ENDED DECEMBER 31,
                                                                   JUNE 30,       (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                   --------   ----------------------------------------------------
                                                                     2002       2001       2000       1999       1998       1997
                                                                   --------   --------   --------   --------   --------   --------
SELECTED PER UNIT DATA:
  Total investment income ........................................ $   .169   $   .402   $   .427   $   .378   $   .350   $   .342
  Operating expenses .............................................     .048       .101       .092       .091       .088       .082
                                                                   --------   --------   --------   --------   --------   --------

  Net investment income (loss) ...................................     .121       .301       .335       .287       .262       .260

  Unit value at beginning of period ..............................    6.309      6.063      5.810      5.765      5.393      5.060
  Net realized and change in unrealized gains (losses) ...........    (.413)     (.055)     (.082)     (.242)      .110       .073
                                                                   --------   --------   --------   --------   --------   --------

  Unit value at end of period .................................... $  6.017   $  6.309   $  6.063   $  5.810   $  5.765   $  5.393
                                                                   ========   ========   ========   ========   ========   ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value .......................... $   (.29)  $    .25   $    .25   $    .04   $    .37   $    .33
  Ratio of operating expenses to average net assets ..............    1.57%*     1.57%      1.57%      1.57%      1.57%      1.57%
  Ratio of net investment income to average net assets ...........    3.90%*     4.74%      5.69%      4.97%      4.71%      5.00%
  Number of units outstanding at end of period (thousands) .......   14,196     15,116     14,045     17,412     21,251     21,251
  Portfolio turnover rate ........................................     103%       166%       105%       340%       438%       196%

* Annualized

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2002


                                                       PRINCIPAL       MARKET
                                                         AMOUNT        VALUE
                                                     ------------   ------------
BONDS (53.7%)

 AIRLINES (0.9%)
  Delta Airlines Inc., 9.25% Debentures, 2007 ...... $  1,085,671   $  1,086,539
                                                                    ------------
 CONGLOMERATES (3.9%)
  General Electric Co., 6.00% Debentures, 2012 .....    4,700,000      4,686,379
                                                                    ------------
 HEALTHCARE (4.3%)
  Columbia HCA Healthcare Corp.,
    6.73% Debentures, 2045 .........................    5,000,000      5,098,680
                                                                    ------------
 MEDIA NON-CABLE (3.0%)
  Cox Enterprises Inc., 7.88% Debentures, 2010 .....    3,800,000      3,606,447
                                                                    ------------
 NATURAL GAS PIPELINE (7.6%)
  El Paso Corp., 6.95% Debentures, 2007 ............    2,500,000      2,473,658
  Gemstone Investment Ltd., 7.10% Debentures, 2004 .    6,000,000      5,850,918
  Osprey, 8.31% Debentures, 2003 (A) ...............    3,700,000        767,750
                                                                    ------------
                                                                       9,092,326
                                                                    ------------
 REAL ESTATE (3.8%)
  Nationwide Health Properties, Inc.,
    6.10% Debentures, 2037 .........................    4,500,000      4,573,337
                                                                    ------------

 TELECOMMUNICATIONS (9.9%)
  Qwest Capital Funding, 7.00% Debentures, 2009 ....    6,000,000      3,360,000
  Telecom New Zealand Finance Corp.,
    6.25% Debentures, 2003 .........................    7,500,000      7,513,275
  Worldcom, Inc., 6.50% Debentures, 2004 (A) .......    3,000,000        495,000
  Worldcom, Inc., 7.5% Debentures, 2011 (A) ........    3,000,000        465,000
                                                                    ------------
                                                                      11,833,275
                                                                    ------------

 UTILITIES (20.3%)
  CMS Energy Corp., 7.63% Debentures, 2004 .........    1,750,000      1,313,277
  CMS Energy Corp., 6.75% Debentures, 2004 .........    3,000,000      2,250,873
  DPL Inc., 6.88% Debentures, 2011 .................    5,700,000      5,627,114
  Progress Energy Inc., 6.05% Debentures, 2007 .....    5,100,000      5,252,760
  Progress Energy Inc., 6.85% Debentures, 2012 .....    3,900,000      4,070,301
  UtiliCorp United, Inc., 6.88% Debentures, 2004 ...    6,300,000      5,884,320
                                                                    ------------
                                                                      24,398,645
                                                                    ------------
  TOTAL BONDS
   (COST $76,499,311)                                                 64,375,628
                                                                    ------------

 UNITED STATES GOVERNMENT SECURITIES (37.8%)
  United States of America Treasury,
    6.63% due May, 2007 ............................    4,500,000      5,005,391
  United States of America Treasury,
    6.13% due August, 2007 .........................   12,800,000     13,955,277
  United States of America Treasury,
    6.00% due August, 2009 .........................    2,400,000      2,607,845
  United States of America Treasury,
    5.00% due February, 2011 .......................   12,680,000     12,898,590
  United States of America Treasury,
    4.88% due February, 2012 .......................    5,820,000      5,843,647
  United States of America Treasury,
    2.88% due June, 2004 (A) .......................    5,000,000      4,997,600
                                                                    ------------

TOTAL U.S. GOVERNMENT
 SECURITIES (COST $44,312,135) ....................................   45,308,350
                                                                    ------------

                                                       PRINCIPAL       MARKET
                                                         AMOUNT        VALUE
                                                     ------------   ------------
SHORT-TERM INVESTMENTS (8.5%)
 COMMERCIAL PAPER (7.1%)

  Sheffield Resources Corp., 1.83% due July, 2002 .. $  1,000,000   $    999,846
  Sheffield Resources Corp., 1.81% due July, 2002 ..    4,000,000      3,997,992
  Compaq Computer Corp., 7.45% due August, 2002 ....    3,500,000      3,511,543
                                                                       8,509,381
                                                                    ------------
 UNITED STATES GOVERNMENT AGENCY SECURITIES (1.4%)
   Federal Home Loan Mortgage Corp.,
     1.78% due July, 2002 ..........................    1,700,000      1,698,609
                                                                    ------------


  TOTAL SHORT-TERM
   INVESTMENTS (COST $10,210,316) ..................                  10,207,990
                                                                    ------------

   TOTAL INVESTMENTS (100%)
    (COST $131,021,762) ............................                $119,891,968
                                                                    ============


NOTES

(A)  Restricted Security.

(B) At June 30, 2002 net unrealized depreciation for all securities was $11,129,794. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $1,453,062 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $12,582,856.


                        See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES


During the first quarter of 2002, signs of imminent recovery were proliferating. However, this strength in economic activity appeared to dissipate throughout the second quarter. Real Gross Domestic Product ("GDP") for the first quarter of 2002 indicated that the economy grew by 6.1%, up from the 1.7% pace for the fourth quarter of 2001. Although real GDP surged, a modest slowdown is anticipated for the second half of the year. Economists expect real GDP to grow at a 2.50 - 3.50% annual rate for the remainder of 2002.

After a long contraction, purchasing managers continued to see signs of improvement in the manufacturing sector. The purchasing managers index of the Institute for Supply Management (ISM) increased to 57.20 in June, from 49.60 in January. The recent gains in the new orders component of the survey point to stronger growth in both factory orders and industrial production in the coming months.

Consumers continued to feed the momentum of the economic recovery. Surveys of consumer attitudes showed improvement. The Consumer Confidence Index increased to 106.40 in June, from 97.80 in January. In contrast, businesses have been slow to respond. The shifted focus to the quality of corporate earnings and the degree of corporate leverage has resulted in a tightening of lending standards.

However, the labor market continues to show signs of weakness. In June, the economy added only 36 thousand jobs, well below the expected 75 thousand gain. Consequently, the unemployment rate rose from 5.6% in January to 5.9% in June and remains near its peak of 6.00% reported in April 2002.

The Federal Open Market Committee (FOMC) kept the federal funds rate unchanged at 1.75% and maintained a weakness bias at it's January 2002 FOMC meeting. At the March FOMC meeting, rates remained unchanged, however, the Federal Reserve Board ("Fed") shifted its bias to neutral, which it has maintained at both the May and June FOMC meetings. Equity market weakness, slower final demand and benign inflation suggest that the Fed will be very patient with an accommodative interest rate policy.

The strategy in management for The Travelers Money Market Account for Variable Annuities short-term assets will be to maintain a 30 - 40 day average life. We maintain the view that the Fed tightening will commence no earlier than the fourth quarter of 2002, with the risk skewed to no tightening this year. At the end of the second quarter, the portfolio had total assets of $142 million with an average life and yield of 23 days and 1.80%, respectively.


PORTFOLIO MANAGER:  EMIL J. MOLINARO JR.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.



                                  [TAMIC logo]


                        See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 2002

ASSETS:
  Investment securities, at market value (cost $141,342,417) .....  $141,327,953
  Cash ...........................................................         3,757
  Receivables:
    Interest .....................................................         3,727
    Purchase payments and transfers from other
      Travelers accounts .........................................       972,793
  Other assets ...................................................           395
                                                                    ------------

      Total Assets ...............................................   142,308,625
                                                                    ------------


LIABILITIES:
  Payables:
    Contract surrenders and transfers to other
      Travelers accounts .........................................       315,411
    Investment management and advisory fees ......................        11,324
    Insurance charges ............................................        43,774
  Accrued liabilities ............................................         2,486
                                                                    ------------

      Total Liabilities ..........................................       372,995
                                                                    ------------

NET ASSETS:                                                         $141,935,630
                                                                    ============


                        See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDING JUNE 30, 2002

INVESTMENT INCOME:
  Interest ..........................................              $  1,480,033

EXPENSES:
  Investment management and advisory fees ...........  $    263,071
  Insurance charges .................................     1,016,930
                                                       ------------

    Total expenses ..................................                 1,280,001
                                                                   ------------

      Net investment income (loss) ..................                   200,032
                                                                   ------------

  Net increase (decrease) in net assets resulting
    from operations .................................              $    200,032
                                                                   ============

                        See Notes to Financial Statements

                           THE TRAVELERS MONEY MARKET
                             FOR VARIABLE ANNUITIES
                  STATEMENT OF CHANGE IN NET ASSETS (UNAUDITED)

                                                                                SIX MONTHS
                                                                                   ENDED        YEAR ENDED
                                                                                  JUNE 30,     DECEMBER 31,
                                                                                    2002           2001
                                                                                ------------   ------------
                                                                                (UNAUDITED)
OPERATIONS:
  Net investment income (loss) ...............................................  $    200,032   $  4,439,118
                                                                                ------------   ------------

    Net increase (decrease ) in net assets resulting from operations .........       200,032      4,439,118
                                                                                ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 3,849,824 and 5,387,726 units, respectively) ..............    10,550,584     14,622,539
  Participant transfers from other Travelers accounts
    (applicable to 31,095,733 and 139,952,024 units, respectively) ...........    85,219,377    379,507,676
  Administrative charges
    (applicable to 26,558 and 55,025 units, respectively) ....................       (72,837)      (150,109)
  Contract surrenders
    (applicable to 6,564,991 and 13,518,648 units, respectively) .............   (17,992,971)   (36,707,803)
  Participant transfers to other Travelers accounts
    (applicable to 39,446,697 and 123,528,651 units, respectively) ...........  (108,114,273)  (335,165,982)
  Other payments to participants
    (applicable to 645,018 and 293,974 units, respectively) ..................    (1,768,488)      (800,830)
                                                                                ------------   ------------

    Net increase (decrease) in net assets resulting from unit transactions ...   (32,178,608)    21,305,491
                                                                                ------------   ------------

      Net increase (decrease) in net assets ..................................   (31,978,576)    25,744,609

NET ASSETS:
  Beginning of period ........................................................   173,914,206    148,169,597
                                                                                ------------   ------------

  End of period ..............................................................  $141,935,630   $173,914,206
                                                                                ============   ============

                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.   SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Money Market Account for Variable Annuities ("Account MM") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account MM is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     The following is a summary of significant accounting policies consistently followed by Account MM in the preparation of its financial statements.

     SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

     Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

     SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

     REPURCHASE AGREEMENTS. When Account MM enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account MM plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account MM securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account MM monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account MM's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

     FEDERAL INCOME TAXES. The operations of Account MM form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account MM. Account MM is not taxed as a "regulated investment company" under Subchapter M of the Code.

     OTHER. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   CONTRACT CHARGES

     Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account MM's average net assets. These fees are paid to Travelers Asset Management International Company, LLC, an indirect wholly owned subsidiary of Citigroup Inc.

     Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

     The Travelers assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent sales charges of $178,243 and $190,130 for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively.

3.   NET ASSETS HELD ON BEHALF OF AN AFFILIATE

     Approximately $2,472,000 and $2,456,000 of the net assets of Account MM were held on behalf of an affiliate of The Travelers as of June 30, 2002 and December 31, 2001, respectively. Transactions with this affiliate during the six months ended June 30, 2002 and the year ended December 31, 2001, were comprised of participant purchase payments of approximately $534,000 and $1,049,000 and contract surrenders of approximately $521,000 and $2,619,000, respectively.


4.   NET CONTRACT OWNERS' EQUITY

                                                      JUNE 30, 2002
                                           -------------------------------------
                                                           UNIT          NET
                                              UNITS       VALUE        ASSETS
                                           ----------    -------     -----------
Accumulation phase of contracts
  issued prior to May 16, 1983 ........        24,876    $ 2.876    $     71,545
Annuity phase of contracts
  issued prior to May 16, 1983 ........        29,982      2.876          86,229
Accumulation phase of contracts
  issued on or after May 16, 1983 .....    51,606,698      2.743     141,529,237
Annuity phase of contracts
  issued on or after May 16, 1983 .....        90,656      2.743         248,619
                                                                    ------------

Net Contract Owners' Equity ....................................    $141,935,630
                                                                    ============

5.   SUPPLEMENTARY INFORMATION

     (Selected data for a unit outstanding throughout each period.)

Contracts issued prior to May 16, 1983                            SIX MONTHS
                                                                     ENDED              FOR THE YEARS ENDED DECEMBER 31,
                                                                   JUNE 30,       (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                   --------   ----------------------------------------------------
                                                                     2002       2001       2000       1999       1998       1997
                                                                   --------   --------   --------   --------   --------   --------
SELECTED PER UNIT DATA:
  Total investment income ........................................ $   .026   $   .120   $   .174   $   .135   $   .138   $   .134
  Operating expenses .............................................     .019       .037       .037       .034       .033       .032
                                                                   --------   --------   --------   --------   --------   --------

  Net investment income (loss) ...................................     .007       .083       .137       .101       .105       .102

  Unit value at beginning of period ..............................    2.869      2.786      2.649      2.548      2.443      2.341
                                                                   --------   --------   --------   --------   --------   --------

  Unit value at end of period .................................... $  2.876   $  2.869   $  2.786   $  2.649   $  2.548   $  2.443
                                                                   ========   ========   ========   ========   ========   ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value .......................... $    .01   $    .08   $    .14   $    .10   $    .11   $    .10
  Ratio of operating expenses to average net assets ..............    1.33%*     1.33%      1.33%      1.33%      1.33%      1.33%
  Ratio of net investment income (loss) to average net assets ....    0.55%*     2.89%      5.09%      3.87%      4.20%      4.27%
  Number of units outstanding at end of period (thousands) .......       55         60         70         80         91        105

Contracts issued on or after May 16, 1983                         SIX MONTHS
                                                                     ENDED              FOR THE YEARS ENDED DECEMBER 31,
                                                                   JUNE 30,       (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                   --------   ----------------------------------------------------
                                                                     2002       2001       2000       1999       1998       1997
                                                                   --------   --------   --------   --------   --------   --------
SELECTED PER UNIT DATA:
  Total investment income ........................................ $   .025   $   .114   $   .167   $   .130   $   .133   $   .128
  Operating expenses .............................................     .021       .042       .041       .039       .038       .036
                                                                   --------   --------   --------   --------   --------   --------

  Net investment income (loss) ...................................     .004       .072       .126       .091       .095       .092

  Unit value at beginning of period ..............................    2.739      2.667      2.541      2.450      2.355      2.263
                                                                   --------   --------   --------   --------   --------   --------

  Unit value at end of period .................................... $  2.743   $  2.739   $  2.667   $  2.541   $  2.450   $  2.355
                                                                   ========   ========   ========   ========   ========   ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value .......................... $    .01   $    .07   $    .13   $    .09   $    .10   $    .09
  Ratio of operating expenses to average net assets ..............    1.57%*     1.57%      1.57%      1.57%      1.57%      1.57%
  Ratio of net investment income to average net assets ...........    0.30%*     2.64%      4.84%      3.62%      3.95%      4.02%
  Number of units outstanding at end of period (thousands) .......   51,697     63,430     55,477     70,545     41,570     36,134

* Annualized

                       THE TRAVELERS MONEY MARKET ACCOUNT
                              FOR VARIALE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2002


                                                                                PRINCIPAL      MARKET
                                                                                 AMOUNT         VALUE
                                                                              ------------   ------------
SHORT-TERM INVESTMENTS (100%)

 COMMERCIAL PAPER (83.4%)
  AIG Funding, Inc., 1.77% due July 22, 2002 ..............................   $  4,800,000   $  4,794,322
  American Express Credit Corp., 1.78% due July 29, 2002 ..................      7,000,000      6,989,325
  Blueridge Asset Funding Corp., 1.81% due July 11, 2002 ..................      2,400,000      2,398,447
  CVS Corp., 2.07% due July 25, 2002 ......................................      6,600,000      6,591,222
  DE Funding Corp., 1.85% due July 23, 2002 ...............................      1,700,000      1,697,906
  Gannett Co. Inc., 1.78% due July 17, 2002 ...............................      2,550,000      2,547,606
  Gannett Co. Inc., 1.78% due July 26, 2002 ...............................      4,400,000      4,393,937
  GE Capital Corp., 1.80% due July 9, 2002 ................................      5,000,000      4,997,250
  GE Capital Corp., 1.81% due July 11, 2002 ...............................      2,130,000      2,128,622
  Goldman Sachs Group Inc., 1.83% due July 18, 2002 .......................      2,200,000      2,197,826
  Household Finance Corp., 2.03% due July 1, 2002 .........................      3,000,000      3,000,000
  Morgan Stanley Dean Witter & Co., 1.78% due July 24, 2002 ...............      6,960,000      6,951,084
  National Rural Utilities Coop. Finance Corp., 1.83% due July 15, 2002 ...      6,400,000      6,394,624
  Nordea North America Inc., 1.83% due August 7, 2002 .....................      7,000,000      6,986,231
  Paradigm Funding LLC, 1.82% due August 1, 2002 ..........................      7,000,000      6,988,296
  Preferred Resources Funding Corp., 1.81% due July 12, 2002 ..............      6,000,000      5,995,830
  Quincy Capital Corp., 1.83% due July 9, 2002 ............................      2,500,000      2,498,625
  Quincy Capital Corp., 1.82% due July 17, 2002 ...........................      2,000,000      1,998,122
  Santander Central Hispano Find, 1.88% due July 12, 2002 .................      1,725,000      1,723,801
  Santander Central Hispano Find, 1.83% due July 25, 2002 .................      5,500,000      5,492,685
  Sheffield Resources Corp., 1.83% due July 1, 2002 .......................      1,500,000      1,499,769
  Sheffield Resources Corp., 1.81% due July 17, 2002 ......................      5,500,000      5,494,835
  Southern Co., 1.82% due July 8, 2002 ....................................      3,300,000      3,298,343
  Tribune Co., 1.80% due July 2, 2002 .....................................      7,500,000      7,498,470
  UBS Financial, Inc., 1.78% due July 18, 2002 ............................      5,000,000      4,995,060
  UBS Financial, Inc., 1.87% due August 21, 2002 ..........................      1,700,000      1,695,485
  Verizon Global Funding Corp., 1.92% due October 15, 2002 ................      5,000,000      4,999,710
  Windmill Funding Corp., 1.81% due August 12, 2002 .......................      1,590,000      1,586,481
                                                                                             ------------
                                                                                              117,833,914
                                                                                             ------------
 U.S. GOVERNMENT AGENCY SECURITIES (16.6%)
  Federal Home Loan Mortgage Corp., 1.78% due July 18, 2002 ...............      9,125,000      9,117,535
  Federal Home Loan Mortgage Corp., 1.79% due August 8, 2002 ..............     10,500,000     10,480,817
  Federal National Mortgage Association, 1.78% due July 24, 2002 ..........      3,900,000      3,895,687
                                                                                             ------------
                                                                                               23,494,039
                                                                                             ------------


   TOTAL INVESTMENTS (100%)
    (COST $141,342,417) ..................................................................   $141,327,953
                                                                                             ============

                        See Notes to Financial Statements

                         BOARD OF MANAGERS AND OFFICERS

Name and Position
  With the Fund                 Principal Occupation During Last Five Years
-----------------               -------------------------------------------

* Heath B. McLendon        Managing  Director   (1993-present),   Salomon  Smith
  Chairman and Trustee     Barney, Inc. ("Salomon Smith Barney");  President and
  125 Broad Street         Director (1994-present), Smith Barney Fund Management
  New York, NY             LLC (f/k/a/ SSB Citi Fund Management  LLC.;  Director
  Age 68                   and President  (1996-present),  Travelers  Investment
                           Adviser,  Inc.;  Chairman and Director of  fifty-nine
                           investment  companies  associated  with Salomon Smith
                           Barney;  Trustee (1999) of seven Trusts of Citifunds'
                           family of Trusts; Trustee, Drew University;  Advisory
                           Director,  M&T  Bank;  Chairman,  Board  of  Managers
                           (1995-present),   six   Variable   Annuity   Separate
                           Accounts  of  The   Travelers   Insurance   Company+;
                           Chairman,   Board  of  Trustees,  five  Mutual  Funds
                           sponsored by The Travelers Insurance Company++; prior to July 1993, Senior Executive Vice President of
                           Shearson Lehman Brothers Inc.

  Knight Edwards           Of  Counsel   (1988-present),   Partner  (1956-1988),
  Trustee                  Edwards & Angell,  Attorneys;  Member, Advisory Board
  154 Arlington Avenue     (1973-1994),  thirty-one  mutual  funds  sponsored by
  Providence, RI           Keystone  Group,  Inc.;  Member,  Board  of  Managers
  Age 78                   (1969-present),   six   Variable   Annuity   Separate
                           Accounts of The Travelers Insurance Company+; Trustee
                           (1990-present),  five Mutual  Funds  sponsored by The
                           Travelers Insurance Company.++


  Robert E. McGill, III    Retired     manufacturing     executive.     Director
  Trustee                  (1983-1995), Executive Vice President (1989-1994) and
  295 Hancock Street       Senior Vice  President,  Finance  and  Administration
  Williamstown, MA         (1983-1989),  The Dexter Corporation (manufacturer of
  Age 71                   specialty  chemicals  and  materials);  Vice Chairman
                           (1990-1992), Director (1983-1995), Life Technologies,
                           Inc. (life science/biotechnology products); Director,
                           (1994-1999),   The  Connecticut   Surety  Corporation
                           (insurance);     Director    (1995-2000),     Chemfab
                           Corporation   (specialty   materials   manufacturer);
                           Director   (1999-2001),   Ravenwood   Winery,   Inc.;
                           Director (1999-present), Lydall Inc. (manufacturer of
                           fiber   materials);   Member,   Board   of   Managers
                           (1974-present),   six   Variable   Annuity   Separate
                           Accounts of The Travelers Insurance Company+; Trustee
                           (1990-present),  five Mutual  Funds  sponsored by The
                           Travelers Insurance Company.++

  Lewis Mandell            Professor  of  Finance  and   Managerial   Economics,
  Trustee                  University  at Buffalo  since 1998.  Dean,  School of
  160 Jacobs Hall          Management (1998-2001),  University at Buffalo; Dean,
  Buffalo, NY              College  of  Business   Administration   (1995-1998),
  Age 59                   Marquette    University;    Professor    of   Finance
                           (1980-1995) and Associate Dean (1993-1995), School of
                           Business  Administration,  and  Director,  Center for
                           Research  and   Development  in  Financial   Services
                           (1980-1995),   University  of  Connecticut;  Director
                           (2000-present),  Delaware  North  Corp.  (hospitality
                           business);  Member, Board of Managers (1990-present),
                           six  Variable  Annuity   Separate   Accounts  of  The
                           Travelers Insurance Company+; Trustee (1990-present),
                           five  Mutual  Funds   sponsored   by  The   Travelers
                           Insurance Company.++

  Frances M. Hawk,         Private Investor,  (1997-present);  Portfolio Manager
  CFA, CFP                 (1992-1997,  HLM Management Company, Inc. (investment
  Trustee                  management);   Assistant   Treasurer,   Pensions  and
  108 Oxford Hill Lane     Benefits. Management (1989-1992), United Technologies
  Downingtown, PA          Corporation (broad-based designer and manufacturer of
  Age 54                   high technology products);  Member, Board of Managers
                           (1991-present),   six   Variable   Annuity   Separate
                           Accounts of The Travelers Insurance Company+; Trustee
                           (1991-present),  five Mutual  Funds  sponsored by The
                           Travelers Insurance Company.++

* R. Jay Gerken            Managing  Director  of  Salomon  Smith  Barney,  Inc.
  Trustee                  Director/Trustee  of forty-one  investment  companies
  125 Broad Street         associated with Salomon Smith Barney.  Member,  Board
  New York, NY             of  Managers  (2002-present),  six  Variable  Annuity
  Age 51                   Separate   Accounts   of  The   Travelers   Insurance
                           Company+;  Trustee,  Board of  Trustees,  five Mutual
                           Funds sponsored by The Travelers Insurance Company++

  Ernest J. Wright         Vice   President   and   Secretary    (1996-present),
  Secretary to the Board   Assistant     Secretary     (1994-1996),      Counsel
  One Tower Square         (1987-present),   The  Travelers  Insurance  Company;
  Hartford, Connecticut    Secretary   (1994-present),   six  Variable   Annuity
  Age 62                   Separate   Accounts   of  The   Travelers   Insurance
                           Company+; Secretary (1994-present), five Mutual Funds sponsored by The Travelers Insurance Company.++

  Kathleen A. McGah        Deputy  General  Counsel (1999 - present);  Assistant
  Assistant Secretary to   Secretary  (1995-present),  The  Travelers  Insurance
  The Board                Company;  Assistant  Secretary  (1995-present),   six
  One Tower Square         Variable Annuity  Separate  Accounts of The Travelers
  Hartford, Connecticut    Insurance     Company+;      Assistant     Secretary,
  Age 51                   (1995-present),  five Mutual  Funds  sponsored by The
                           Travelers Insurance Company.++ Prior to January 1995,
                           Counsel, ITT Hartford Life Insurance Company.

  David A. Golino          Vice President and Controller (1999-present),  Second
  Principal Accounting     Vice President  (1996-1999),  The Travelers Insurance
  Officer                  Company; Principal Accounting Officer (1998-present),
  to The Board             six  Variable  Annuity   Separate   Accounts  of  The
  One Tower Square         Travelers  Insurance  Company.+  Prior  to May  1996,
  Hartford, Connecticut    Senior Manager, Deloitte & Touche LLP (1985-1996.)
  Age 40


+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

++ The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

* Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney, Inc., an indirect wholly owned subsidiary of Citigroup Inc., and his ownership of shares, and options to purchase shares, of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

                               INVESTMENT ADVISER
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC
                              Hartford, Connecticut
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES


                             INVESTMENT SUB-ADVISER
                   THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                              Stamford, Connecticut
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES



                             INDEPENDENT ACCOUNTANTS
                                    KPMG LLP
                              Hartford, Connecticut



                                    CUSTODIAN
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York






The financial information included herein has been taken from the records of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities and The Travelers Money Market Account for Variable Annuities. This financial information has not been audited by the Accounts' independent accountants, who therefore express no opinion concerning its accuracy. However, it is management's opinion that all proper adjustments have been made.

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities or The Travelers Money Market Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.













VG-137 (Semi-Annual) (06-02) Printed in U.S.A.